COMMITMENTS AND CONTINGENCIES	3 Months Ended
Mar. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Failed Sale-Leaseback Agreement
In January 2022, the Company entered into a sale-leaseback for its St. Paul, Minnesota facility and certain racking and lighting equipment whereby the Company sold and leased back the facility and equipment from an unrelated third party. This sale-leaseback was entered into primarily as a mechanism to provide operational liquidity and supporting working capital needs. The lease arrangement did not meet the criteria for sale-leaseback accounting under ASC 842, Leases, as the leaseback of both the facility and the equipment would have been classified as a finance lease upon leaseback. Therefore, the Company still maintains economic control over the facility and equipment. As of March 31, 2022, the Company has capitalized the total fair value of the facility and the equipment of approximately $7,385 thousand within “Property, plant, and equipment , net” and accounts for the cash proceeds received as a secured financing obligation. As of March 31, 2022, $6,898 thousand related to the financing obligation was classified as a long-term, while $424 thousand is classified as short-term on the unaudited condensed consolidated balance sheet.
Future minimum payments of the financing obligation as of March 31, 2022 are as follows:

In thousands
Remainder of 2022	$424
2023	621
2024	640
2025	656
2026	673
Thereafter	11,858
Total undiscounted financing obligation	14,872
Less: Imputed interest	(7,550)
Present value of total financing obligation	$7,322